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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
SM&A
(Name of Registrant as Specified In Its Charter)
Steven S. Myers Albert S. Nagy Kenneth W. Colbaugh Redge E. Bendheim
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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        On April 24, 2008, Steven S. Myers issued the following press release:

STEVEN S. MYERS, LARGEST SHAREHOLDER OF SM&A,
ISSUES PRESENTATION TO SM&A SHAREHOLDERS

        NEWPORT BEACH, Calif., Apr. 24, 2008—Steven S. Myers, the largest shareholder of SM&A (NASDAQ: WINS) as well as the Company's founder and retired chairman and chief executive officer, today announced the filing yesterday (April 23rd) of an investor presentation setting forth his reasons for seeking the election of four Board candidates, including himself, to the Company's Board of Directors at the Company's next Annual Meeting, currently set to take place on May 23rd.

        Mr. Myers, with an ownership stake of 2,997,225 shares or approximately 15.7 percent of the Company's outstanding shares, argues in the presentation for the election of a partial Board slate that he believes would complement and augment the skills and experience of the five directors whose re-election he is not challenging, enhance the Company's strategic, operational and financial performance, and begin the process of rebuilding shareholder value after a series of deeply flawed investor communications that, despite the Company's record revenues and earnings in 2007, have caused an approximately 40 percent loss of shareholder value over the past nine months.

        The presentation was issued in a filing with the Securities and Exchange Commission and can be accessed at www.sec.gov or directly through the following link: http://www.sec.gov/Archives/edgar/data/1050031/000110465908026102/a08-8941_1dfan14a.htm

        Mr. Myers said: "We have reluctantly determined to pursue this proxy fight to redress critical deficiencies in SM&A's corporate governance and oversight. By replacing four Board members with our highly accomplished and experienced slate, we will correct four critical issues impacting shareholder value, by (1) providing better financial oversight to ensure reasonably accurate guidance; (2) correcting accounting methodology to remedy the negative impact of the PPI acquisition's accounting process; (3) improving fiscal strategy to more effectively deploy available cash; and (4) reversing recent attrition of critical talent."

        Mr. Myers continued: "We offer four Board members with the financial experience, deep knowledge of SM&A operations, and willingness to work well with the five unchallenged Board members. Together, we can correct problems in executive management and enhance Board governance. The reconstituted Board will also have a much greater beneficial ownership of SM&A shares than is currently the case—growing from 353,586 shares (1.9%, excluding options) to 3,386,065 shares (16.8%, excluding options). This will make the Board much more sensitive to and better align its interests with that of all SM&A shareholders."

        The Myers partial Board slate includes Mr. Myers, founder of the firm and its CEO until 2007; Ken Colbaugh, former COO of SM&A and a former director at Lockheed Martin; Al Nagy, former member of the SM&A Board and a member of the Supervisory Board of the international firm Thyssen Krupp Elevator AG; and Redge Bendheim a retired tax partner with KPMG who has 30 years of tax and financial planning experience, including long association with SM&A finances.

        SM&A, based in Newport Beach, Calif., provides competition management and program support services to major industrial customers in the Aerospace & Defense, Information Technology, Telecommunications, and other industries.

Contact:	Roy Winnick or Robert Siegfried Kekst and Company 212-521-4800

(more)

        THIS PRESS RELEASE IS FOR GENERAL INFORMATIONAL PURPOSES ONLY. IT DOES NOT PERTAIN TO THE SPECIFIC INVESTMENT OBJECTIVE, FINANCIAL SITUATION, SUITABILITY, OR THE PARTICULAR NEEDS OF ANY SPECIFIC PERSON WHO MAY RECEIVE THIS PRESS RELEASE, AND SHOULD NOT BE TAKEN AS ADVICE ON THE MERITS OF ANY INVESTMENT DECISION. THE VIEWS EXPRESSED HEREIN REPRESENT THE OPINIONS OF STEVEN S. MYERS, AND ARE BASED ON PUBLICLY AVAILABLE INFORMATION WITH RESPECT TO SM&A (THE "ISSUER").

        EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THE MATTERS ADDRESSED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS THAT INVOLVE CERTAIN RISKS AND UNCERTAINTIES. YOU SHOULD BE AWARE THAT ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS. MR. MYERS ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING INFORMATION.

        MR. MYERS RESERVES THE RIGHT TO CHANGE ANY OF HIS OPINIONS EXPRESSED HEREIN AT ANY TIME AS HE DEEMS APPROPRIATE. MR. MYERS DISCLAIMS ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED HEREIN.

        MR. MYERS HAS NOT SOUGHT OR OBTAINED CONSENT FROM ANY THIRD PARTY TO USE ANY STATEMENT OR INFORMATION INDICATED IN THIS PRESS RELEASE OR THE PRESENTATION REFERRED TO HEREIN AS HAVING BEEN OBTAINED OR DERIVED FROM STATEMENTS MADE OR PUBLISHED BY THIRD PARTIES. ANY SUCH STATEMENT OR INFORMATION SHOULD NOT BE VIEWED AS INDICATING THE SUPPORT OF SUCH THIRD PARTY FOR THE VIEWS EXPRESSED HEREIN. NO WARRANTY IS MADE THAT DATA OR INFORMATION, WHETHER DERIVED OR OBTAINED FROM FILINGS MADE WITH THE SEC OR FROM ANY THIRD PARTY, IS ACCURATE.

        EACH OF MR. MYERS, KENNETH W. COLBAUGH, ALBERT S. NAGY AND REDGE E. BENDHEIM (COLLECTIVELY, THE "PARTICIPANTS") IS DEEMED A PARTICIPANT IN THE SOLICITATION OF PROXIES DESCRIBED IN THIS PRESS RELEASE. INFORMATION REGARDING THE PARTICIPANTS AND THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY OWNERSHIP OR OTHERWISE, IS AVAILABLE IN THE DEFINITIVE PROXY STATEMENT ON SCHEDULE 14A FILED BY MR. MYERS WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 18, 2008.

        ALL STOCKHOLDERS OF THE ISSUER ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY MR. MYERS FOR USE AT THE 2008 ANNUAL MEETING OF STOCKHOLDERS OF THE ISSUER BECAUSE THEY DO AND WILL CONTAIN IMPORTANT INFORMATION. THE DEFINITIVE PROXY STATEMENT AND FORM OF PROXY HAVE BEEN MAILED TO STOCKHOLDERS OF THE ISSUER. STOCKHOLDERS OF THE ISSUER MAY OBTAIN COPIES OF THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, MR. MYERS WILL PROVIDE COPIES OF THE DEFINITIVE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST.

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STEVEN S. MYERS, LARGEST SHAREHOLDER OF SM&A, ISSUES PRESENTATION TO SM&A SHAREHOLDERS